SUMMARY PROSPECTUS — MAY 1, 2014, AS REVISED JANUARY 5, 2015

RS Money Market VIP Series

Before you invest, you may want to review the Series’ prospectus, which contains more information about the Series and its risks. You can find the Series’ prospectus and other information about the Series, including the Series’ Statement of Additional Information (SAI) and most recent reports to shareholders, online at http://www.rsinvestments.com/VIP.htm. You can also get this information at no cost by calling 800-221-3253 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. This Summary Prospectus incorporates by reference the Series’ Prospectus, dated May 1, 2014, as supplemented December 1, 2014 and January 5, 2015, the Series’ SAI, dated May 1, 2014, as revised August 15, 2014 and as supplemented September 15, 2014, December 1, 2014, and January 5, 2015, and the financial statements included in the Series’ annual report to shareholders, dated December 31, 2013.

Investment Objective

To seek as high a level of current income as is consistent with liquidity and preservation of capital.

Fees and Expenses of the Series

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1)Fees	Other Expenses	Total Annual Fund Operating Expenses[1]	Fee Waiver/ Expense Reimbursement[1]	Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement[1]
Class I Shares	0.45%	N/A	0.07%	0.52%	0.00%	0.52%

[1]

RS Investments has contractually agreed to pay or reimburse the Series’ expenses (excluding expenses indirectly incurred by the Series through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the extent necessary to limit Total Annual Fund Operating Expenses to 0.54%. This expense limitation will continue through April 30, 2015 and cannot be terminated by RS Investments prior to that date without the action or consent of the Series’ Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Series with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. This Example also assumes that your investment earns a 5% return each year and that the Series’ operating expenses remain the same as shown above. The Example does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$53	$167	$291	$653

Investments, Risks, and Performance

Principal Investment Strategies

The Series’ investment team normally invests the Series’ assets in U.S. dollar-denominated, high-quality, short-term instruments. In buying and selling investments for the Series, the Series’ investment team intends to comply with Rule 2a-7 under the Investment Company Act of 1940, which sets forth the requirements for money market funds regarding credit quality, diversification, maturity and liquidity.

The Series normally invests in money market instruments, which are high-quality, short term instruments that pay a fixed, variable, or floating interest rate. Money market instruments may include, for example, bank certificates of deposit and other bank obligations, notes, commercial paper, U.S. Government securities, and repurchase agreements.

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The Series’ investment team generally considers securities to be high-quality if they are rated at the time of investment in the highest short-term rating by at least two nationally recognized statistical ratings organizations or, where only one ratings organization has assigned a rating to the securities, the securities were assigned the highest rating by such ratings organization. The Series’ investment team seeks to cause the Series to have a dollar-weighted average portfolio maturity of 60 days or less.

The Securities and Exchange Commission and other regulatory bodies are considering rules that may have the effect of changing significantly the structure of money market funds. It is not possible at this time to predict whether such rules will be adopted or the effects they would have on money market funds generally or on the Series in particular.

Principal Risks

You may lose money by investing in the Series. The Series may not achieve its investment objective. The return on money market instruments is typically lower than the return on stocks or bonds. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

Money Market Securities Risk

The value of the securities held by the Series changes in response to changes in interest rates and depends on the issuer’s credit quality. Income received by the Series may decrease as a result of a decline in interest rates. When interest rates are very low the Series’ expenses could absorb all or a significant portion of the Series’ income. If interest rates increase, the Series’ yield may not increase proportionately.

Series Performance

The bar chart and table provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance. The returns in the bar chart and the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. The Series’ past performance is not an indication of future performance. Updated performance information for the Series is available at http://www.guardianlife.com/ProductPortfolio/InvestmentRetirementProducts/Annuities/
VariableAnnuities/PricesandPerformance/index.htm.

Annual Total Return for Class I Shares

(calendar year-end)

Best Quarter Fourth Quarter 2006 1.20% Worst Quarter Fourth Quarter 2013 0.00%

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Average Annual Total Returns

(periods ended 12/31/13)

	1 Year	5 Years	10 Years	Since Inception (12/29/81)
Class I Shares	0.01%	0.03%	1.48%	4.47%
Barclays U.S. Treasury Bellwethers (3 Month) Index (reflects no deduction for fees, expenses or taxes)	0.09%	0.14%	1.71%	4.66%	[1]

1	Since inception return for the Barclays U.S. Treasury Bellwethers (3 Month) Index shown in the table is since November 30, 1981, the month end prior to the inception of Class I shares.

Management of the Series

Investment Adviser

RS Investment Management Co. LLC

Sub-Adviser

Guardian Investor Services LLC (“GIS”)

Investment Team

Martin Vernon has been the portfolio manager of the Series since 2009.

Tax Information

The Series’ distributions are generally not taxable to you as a holder of a variable annuity contract or variable life insurance policy.

Payments to Financial Intermediaries

If you purchase the Series through an insurance company, broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the insurance company, broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s or insurance company’s website for more information.

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